Subsequent events	12 Months Ended
Oct. 31, 2021
Events After Reporting Period [Abstract]
Subsequent events	Subsequent events
On December 14, 2021, the Company announced a non-binding letter of intent with LG Chem, Ltd. (“LGC”) and LG Energy Solution, Ltd. (“LGES”) for a manufacturing scrap supply and nickel sulphate off-take agreement. Upon execution of the definitive commercial agreement related to the proposed supply and off-take arrangements, LGC and LGES will together make a $50 million investment to purchase common shares of Li-Cycle (each making a $25 million investment). Under the terms of the proposed investment, LG Chem and LG Energy Solution will each subscribe for 2,208,480 Common Shares at a price of $11.32 per share, for an aggregate investment in the Company of $50 million (the “Investment”). The subscription price per Common Share is based on a 30-day volume-weighted average price of the Common Shares prior to LGES’ investment committee approval of LGES’ participation in the Investment on October 28th, 2021. The closing of the Investment is conditional on the parties entering into mutually acceptable definitive commercial agreements regarding the supply of nickel-bearing lithium-ion battery scrap from LGES to Li-Cycle and nickel sulphate off-take from Li-Cycle to LGES and LGC.
On December 31, 2021, the Company exercised its election to pay interest on its $100,000,000 convertible note to Koch Strategic Platforms through a payment in-kind and issued a new note under the same terms as the original note, in lieu of interest payments, with an issuance date of December 31, 2021 for the amount of $1,827,778.

On December 27, 2021, the Company announced that it will redeem all of its warrants to purchase common shares of the Company that remain outstanding at 5:00 p.m. New York City time on January 26, 2022 (the "Redemption Date") for a redemption price of $0.10 per Warrant. Based on the Redemption Fair Market Value that was announced on January 11, 2022, Warrant holders who surrendered their Warrants on a "Make-Whole Exercise" prior to the Redemption Date received 0.253 Common Shares per Warrant. As of January 30, 2022, (i) 9,678 warrants have been exercised at the exercise price of $11.50 per common share, and (ii) 22,540,651 warrants have been surrendered by holders in the Make-Whole Exercise. The remaining 449,665 unexercised warrants will be redeemed at $0.10 per warrant.